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                                  EXHIBIT "C"




                                      No.



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                                 DEED OF TRUST

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                                      FROM


                          NEVADA GOLD & CASINOS, INC.

                                       TO

                               THE PUBLIC TRUSTEE
                                 FOR THE USE OF



                                    ,TRUSTEE

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                               STATE OF COLORADO,


                                 Gilpin County

                I hereby certify that this instrument was filed
                      for record in my office at  o'clock,
                                     __ M.
                     ________________, 19__, and is duly

                  recorded in book ____________ , page ___

               Film No. _______________, Reception No. ______



                               Clerk and Recorder

                                      By:
                                     Deputy

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                               DEED OF TRUST



THIS DEED OF TRUST is made this _____ day of May, 1995 between Nevada Gold & Casinos, Inc., a Nevada corporation (Borrower), whose address is 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056, and the Public Trustee of the County in which the Property (see paragraph 1) is situated (Trustee); for the benefit of River Oaks Trust Company, Trustee (Lender), whose address is 2001 Kirby, Houston, Texas 77019 (having been appointed Trustee pursuant to that certain Note Participation Agreement ("Participation Agreement") effective of even date herewith, to serve in such capacity on behalf of numerous individual lenders, all as controlled by the terms of the Participation Agreement.).

Borrower and Lender covenant and agree as follows:

 1. Property in Trust. Borrower, in consideration of the indebtedness herein recited and the trust herein created, hereby grants and conveys to Trustee in trust, with power of sale, the following described property (the "Property") located in Gilpin County, State of Colorado;

              Lots 5, 6, 7 and 8, Block 5 1, City of Black Hawk, Gilpin County, Colorado.

 2.   Note:    Other Obligations Secured.  This Deed of Trust is given to secure to Lender:


      A.  The repayment of the indebtedness evidenced by Borrower's note
          (Note) of even date herewith, in the principal sum of up to Three Hundred Fifty Thousand ($350,000.00) U.S. Dollars, with interest on the unpaid principal balance from the date of advancement, until paid, at the rate of twelve (12%) percent per annum, with principal and interest payable at ________________ or such other place as the Lender may designate, on or before May ___, 1996, as set forth in the Note and also documented by that certain Loan Agreement of even date herewith between Borrower and Lender, and that Certain Note Participation Agreement of even date herewith between Borrower, Lender and numerous other parties by way of addendum thereto;

          Borrower is to pay to Lender a default rate of interest of eighteen percent (18%) per annum or the maximum legal rate, whichever is less, if the principal and accrued interest is not paid when due.
          Borrower has the right to prepay the principal amount outstanding under the Note plus accrued and unpaid interest on the amount prepaid, in whole or in part, at any time without penalty;

      B. The Payment of all other sums, with interest thereon at eighteen percent (18%) per annum, disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust; and





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      C.  The performance of the covenants and agreements of Borrower herein contained.

 3. Title. Borrower covenants that Borrower owns and has the right to grant and convey the Property, and warrants title to the same, subject to general real estate taxes for the current year, easements of record or in existence, and recorded declarations, restrictions, reservations and covenants, if any, as of this date.

 4. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note and shall perform all of Borrower's other covenants contained in the Note.

 5. Application of Payments. All payments received by Lender under the terms hereof shall be applied by Lender first to amounts disbursed by Lender pursuant to paragraph 9 (Protection of Lender's Security), and the balance in accordance with the terms and conditions of the Note.

 6. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any prior deed of trust and any other prior liens. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may have or attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any, by Borrower making payment when due, directly to the payee thereof. Despite the foregoing, Borrower shall not be required to make payments otherwise required by this paragraph if Borrower, after notice to Lender, shall in good faith contest such obligation by, or defend enforcement of such obligation in, legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any party thereof.

 7. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term "extended coverage" in an amount at least equal to the lesser of (1) the insurable value of the Property or (2) an amount sufficient to pay the sums secured by this Deed of Trust as well as any prior encumbrances on the Property. All of the foregoing shall be known as "Property Insurance".

      The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof.



      In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.





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      Insurance proceeds shall be applied to restoration or repair of the
      Property damaged, provided such restoration or repair is economically feasible and the security of this Deed of Trust is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with paragraph 16 (Notice) by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

      Notwithstanding anything herein to the contrary, if under paragraph 19 (Acceleration; Foreclosure; Other Remedies) the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

      All of the rights of Borrower and Lender hereunder with respect to insurance carriers, insurance policies and insurance proceeds are subject to the rights of any holder of a prior deed of trust with respect to said insurance carriers, policies and proceeds.

 8. Preservation and Maintenance of Property. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the Provisions of any lease if this Deed of Trust is on a leasehold. Borrower shall perform all of Borrower's obligations under any declarations, covenants, bylaws, rules or other documents governing the use, ownership or occupancy of the Property.

 9. Protection of Lender's Security. If Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if a default occurs in a prior lien, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to, disbursement of reasonable attorneys' fees and entry upon the Property to make repairs. Borrower hereby assigns to Lender any right Borrower may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

      Any amounts disbursed by Lender pursuant to this paragraph 9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust. Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus default interest. Nothing contained in this paragraph 9 shall require Lender to incur any expense or take any action hereunder.




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10.   Inspection.  Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.

11. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender. However, all of the rights of Borrower and Lender hereunder with respect to such proceeds are subject to the rights of any holder of a prior deed of trust.

      If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given, Lender is authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Property or the sums secured by this Deed of Trust.

12. Borrower Not Released. Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower's successors in interest, from the original terms of this Deed of Trust. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower nor Borrower's successors in interest.

13. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

14. Remedies Cumulative. Each remedy provided in the Note and this Deed of Trust is distinct from and cumulative to all other rights or remedies under the Note and this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

15.   Successors and Assigns Bound, Joint and Several Liability, Captions.
      The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 24 (Transfer of the Property; Assumption). All covenants and agreements of Borrower shall be joint and several. The captions and headings of the paragraphs in this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.




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16.   Notice.  Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) mailing such notice by certified mail, return receipt requested, addressed to Borrower at Borrower's address stated herein or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon (1) delivery to Lender or (2) mailing such notice by certified mail, return receipt requested, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in any manner designated herein.

17. Governing Law: Severability. The Note and this Deed of Trust shall be governed by the law of Colorado. In the event that any provision or clause of this Deed of Trust or the Note conflicts with the law, such conflict shall not affect other provisions of this Deed of trust or the Note which can be given effect without the conflicting provisions, and to this end the provisions of the Deed of Trust and Note are declared to be severable.

18. Borrower's Copy. Borrower acknowledges receipt of a copy of the Note and of this Deed of Trust.

19.   Acceleration:   Foreclosure, Other Remedies.  Except as provided in
      paragraph 24 (Transfer of the Property; Assumption), upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, or upon any default in a prior lien upon the Property, at Lender's option, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration). To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law, Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorneys' fees.

      If Lender invokes the power of sale, Lender shall give written notice to Trustee of such election. Trustee shall give such notice to Borrower of Borrower's rights as is provided by law. Trustee shall record a copy of such notice as required by law. Trustee shall advertise the time and place of the sale of the Property, for not less than four weeks in a newspaper of general circulation in each county in which the Property is situated, and shall mail copies of such notice of such sale to Borrower and other persons as prescribed by law. After the lapse of such time as may be required by law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place (which may be on the Property or any part thereof as permitted by law) in one or more parcels as Trustee may think best and in such order as Trustee may determine. Lender or Lender's designee may purchase the Property at any sale. It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.

      Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorneys' fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.




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20.   Borrower's Right to Cure Default.  Whenever foreclosure is commenced for nonpayment of any sums due hereunder, the owners of the Property or parties liable hereon shall be entitled to cure said defaults by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorneys' fees and other fees all in the manner provided by law, or in the Note. Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

21. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under paragraph 19 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

      Lender or the holder of the Trustee's certificate of purchase shall be entitled to a receiver for the Property after Acceleration under paragraph 19 (Acceleration; Foreclosure; Other Remedies), and shall also be so entitled during the time covered by foreclosure proceedings and the period of redemption, if any and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof. Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice -- notice being hereby expressly waived.

      Upon Acceleration under paragraph 19 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, Lender, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied, first, to payment of the costs of preservation and management of the Property, second, to payments due upon prior liens, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

22. Release. Upon payment of all sums secured by this Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note. Borrower shall pay all costs of recordation and shall pay the statutory Trustee's fees. If Lender shall not produce the Note as aforesaid, then Lender, upon notice, in accordance with paragraph
      16 (Notice) from Borrower to Lender, shall obtain at Lender's expense, and file, any lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

23. Waiver of Exemptions. Borrower hereby waives all right of homestead and any other exemption in the Property under state or federal law presently existing or hereafter enacted.




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24.   Transfer of the Property; Assumption. (a) The following events shall be referred to herein as a "Transfer". A transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property
      (or any part thereof or interest therein), the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein), or an agreement granting a possessory right in the Property (or any portion thereof), in excess of three (3) years. Not to be included as a Transfer is the creation of a lien or encumbrance subordinate to this Deed of Trust. Upon a transfer, all sums secured by this Deed of Trust, at Lender's option, shall become immediately due and payable ("Acceleration").

      (b) Upon such acceleration, Lender shall give Borrower notice of acceleration in accordance with paragraph 16 (Notice). The notice shall inform Borrower of the right to assert in the foreclosure proceeding the nonexistence of a default or any other defense of Borrower to Acceleration and sale. Such notice shall also provide a period of not less than 10 days from the date the notice is given within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted by paragraph 19 (Acceleration; Foreclosure; Other Remedies). Lender shall give notice of such Acceleration, within thirty (30) days after notice of any Transfer is given to Lender by Borrower or Transferee in accordance with paragraph 16 (Notice). If Lender shall not give notice of such Acceleration within such thirty (30) days, then lender will have no further right to such Acceleration.

      (c) If a Transfer occurs and should Lender not exercise Lender's option pursuant to this paragraph 24 to Accelerate, Transferee shall be deemed to have assumed all of the obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract or grant expressly so provides. This covenant shall run with the Property and remain in full force and effect until said sums are paid in full.

      (d) Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to (b) above, the mere fact of a lapse of time or the acceptance of payment subsequent to any of such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender's right to make such election nor shall Lender be estopped therefrom by virtue thereof. The issuance on behalf of the Lender of a routine statement showing the status of the loan, whether or not Lender had actual or constructive notice of such Transfer, shall not be a waiver or estoppel of Lender's said rights.


                                       NEVADA GOLD & CASINOS, INC.



                                       By: H. Thomas Winn, President

                                           STATE OF TEXAS



                                           HARRIS COUNTY




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